UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

Mobile Global Esports Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41458	86-2684455
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation or organization)		Identification No.)

500 Post Road East, 2nd Floor

Westport, CT 06880

(Address of principal executive offices)

Registrant’s telephone number, including area code: (475) 666-8401

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	MGAM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 11, 2023, Mobile Global Esports Inc. (the “Company”) received written notice (the “Notice”) from the , the Nasdaq Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market, LLC (“Nasdaq”) indicating that the bid price for the Company’s common stock (the “Common Stock”), for the last 30 consecutive business days, had closed below the minimum $1.00 per share and, as a result, the Company is not in compliance with the $1.00 minimum bid price requirement for the continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Company was provided an initial period of 180 calendar days, or until October 9, 2023 to regain compliance with the Minimum Bid Price Rule. Subsequently, on October 10, 2023, the Company was provided an additional 180 calendar day compliance period, or until April 8, 2024 to regain compliance.

On April 9, 2024, the Staff notified the Company that it has not regained compliance with Listing Rule 5550(a)(2) (the “Delisting Determination”). Further, unless the Company requests an appeal of the Delisting Determination to a Hearings Panel (the “Panel”) by April 16, 2024, the Company’s securities will be scheduled for delisting from the Nasdaq Capital Market and will be suspended at the opening of business on April 18, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on the Nasdaq Stock Market.

The Company does not intend to submit a hearing request therefore the Company’s common stock will be suspended from trading on the Nasdaq Capital Market at the opening of business on April 18, 2024.  The Company’s common stock will be traded on the OTC Pink Sheets and the Company will seek to establish relationships with market makers to provide additional trading opportunities in the Company’s stock. However, there can be no assurance that a market for the Company’s shares will develop.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2024

MOBILE GLOBAL ESPORTS INC.

By:	/s/ Sunny Bhandarkar
Name:	Sunny Bhandarkar
Title:	CEO